UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): December 12, 2007

Shea Development Corp.

(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-130011	20-8514961
(Commission File Number)	(IRS Employer Identification No.)

 200 East Palm Valley Drive, 2nd Floor, Oviedo, FL 32765

 (Address of principal executive offices) (Zip Code)

(321) 296-7724

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

3452 Lake Lynda Dr., Suite 350, Orlando, Florida 32817

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On December 12, 2007, representatives of Shea Development Corp. (the “Company”) began making presentations at the Wall Street Reporter’s Small Cap Discovery Conference at the Harvard Club in New York City, New York using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1. We are furnishing the text of these slides pursuant to the Securities and Exchange Commission’s Regulation FD. In addition, a press release issued by Wall Street Reporter Magazine and the Company is attached to this Current Report on Form 8-K as Exhibit 99.2. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933. The Company expects to use these slides, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during 2007.

By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

This Current Report on Form 8-K including the Exhibit 99.1 may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or future financial performance and involve known and unknown risks and uncertainties that may cause actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “forecast,” “may,” “will,” “could,” “should,” “anticipate,” “expect,” “plan,” “believe,” “potential” or other similar words indicating future events or contingencies.

The material presented in this Current Report on Form 8-K contains forward-looking statements, related to the Company and it’s subsidiaries’ current expectations, including statements regarding anticipated benefits of its strategic relationships and initiatives, entering into new strategic relationships, the Company’s growth strategy and the expected value of its pipeline, its competitive position, growth of its customer base, enhancing the value of its products and services, the timing and closing of the acquisitions including CRI Advantage, Inc. and WOW Global Corporation, LLC, the timing and closing of future acquisitions of companies and the Company’s ability to grow revenues and reach profitability. These forward-looking statements are based on the current expectations of Company’s management, and involve risks and uncertainties.

The Company’s actual results may differ materially from the results discussed in these forward-looking statements. Factors that may contribute to such a difference include, but are not limited to, changes in the Company’s strategic  relationships and opportunities, its success in executing its strategies and achieving the expected benefits, changes in customers’ plans, the impact of competitive products, the Company’s ability to enhance its products and services,  the Company’s ability to achieve revenue growth, control expenses and achieve profitability, general market conditions, and other risks detailed from time to time in the Company’s SEC filings, including its filings on Form 10-QSB filed with the SEC on November 14, 2007 and the Form 8-K filed on March 8, 2007. The Company does not intend to update or revise any of the forward-looking statements made in this presentation, whether as a result of events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Item 9.01.     Financial Statements and Exhibits.

(d)      Exhibits

99.1        Shea Development Corp. Investor Presentation Materials

99.2        Press release dated December 7, 2007

99.3        Shea Development Corp. Executive Overview

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2007	SHEA DEVELOPMENT CORP.

	By:	/s/ FRANCIS E. WILDE
Francis E. Wilde
Chairman and CEO

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.1	Shea Development Corp. Investor Presentation Materials
99.2	Press release dated December 7, 2007
99.3	Shea Development Corp. Executive Overview